united states
securities and exchange commission
washington, d.c. 20549

form n-csr/A

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH  45246

(Address of principal executive offices) (Zip code)

Eric Kane, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Explanatory Note:

The registrant is filing this amendment to its filing on Form N-CSR for the year ended June 30, 2022, which was originally filed with the Securities and Exchange Commission on September 7, 2022 (Accession Number 0001580642-22-004561), solely to correct (i) cost of investments in the Schedule of Investments and Statement of Assets and Liabilities, (ii) net realized gains and net change in unrealized depreciation in the Statement of Operations and Statement of Changes in Net Assets, (iii) the Portfolio Turnover Rate for the year ended June 30, 2022 included in the Financial Highlights, and (iv) the purchases and sales disclosed in Note 3 to the financial statements. (v) Tax Basis as disclosed in Note 6 to the financial statement and (vi) components of accumulated earnings/(deficit) on a tax basis as disclosed in Note 7 to the financial statements. Other than the aforementioned corrections, this amended Form N-CSR does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures contained therein.

Item 1. Reports to Stockholders.

June 30, 2022

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris Futures Evolution Strategy Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

877.524.9441 | WWW.ALTEGRIS.COM

Letter to Shareholders

Annual Report
for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund

Dear Investor:

One year ago, we explained our rationale for changes to the portfolio that included:

1)	Increasing ISAM’s target allocation to 25% (from 21%)

2)	Reducing Winton’s allocation to 75% (from 79%)

3)	Changing fixed income strategy weighting to 100% DoubleLine Low Duration

While the changes may have seemed marginal, we are pleased with the decision one year later. Increasing ISAM’s allocation (and reducing Winton’s) increased the overall speed of the trend-following program and increased the Fund’s exposure to alternative markets vis-à-vis ISAM’s ultra-diversified models. While the decision to increase the aggregate trend-following speed has yet to be overly impactful (the last year has been a favorable environment for both long- and medium-term trend-followers), we maintain that a more responsive program will be beneficial in the future.

However, increasing ISAM’s allocation also increased the Fund’s exposure to what ISAM dubs ‘alternative markets.’ In hindsight, this seems more prescient than we should get credit for, as we certainly did not make the change based on energy supply shock or European power crisis forecasts. However, we highlighted ISAM’s greater exposure to commodities and alternative markets, such as European power contracts, interest rate swaps, and various other instruments, which led it to outperform the other futures programs. Additionally, the Winton strategies generated gains for the Fund as they captured profits from the trends in fixed income, commodities, and FX.

Lastly, we are pleased with our decision to streamline the implementation of our fixed income allocations to utilize DoubleLine mutual funds versus separately managed accounts. In addition, the 100% weight to DoubleLine Low Duration was beneficial as interest rates have risen in 2022. While our fixed income allocations detracted from performance over the period, we believe we have limited the downside by lowering the aggregate duration of the collateral management strategy.

Market Summary

The Fund was +22.48% over the one-year ended June 30, 2022. The market environment was favorable for risk assets until the end of 2021 when CPI began to shoot up globally, and volatility began to surface in equities. In 2022, however, there has been no place to hide amongst traditional asset classes. Equities endured a paradigm shift as global monetary policy tightened, and the Russian invasion of Ukraine weighed on the global economic outlook. Moreover, bonds failed to provide diversification for equities during the first half of 2022 as yields rose while the Fed continued its aggressive rate hike policy.

At the beginning of the period, the Federal Reserve began to remove accommodative policies while contemplating the timing and mechanics of tapering. Until the fourth quarter of 2021, the board maintained their ‘transitory’ stance on inflation, even as CPI began to creep up to highs not seen in decades. In the fourth quarter of 2021, however, they signaled their intention to retire the word transitory regarding inflation and began aggressively hiking rates in the first half of 2022. After a forecast for three rate hikes at the end of 2021, the Fed has raised rates a total of 2.00% over four meetings through July, with consecutive June and July increases of 0.75% each. The consensus is that there are more to come as the Federal Reserve continues to try to combat an elevated CPI.

In Europe, inflation is also an acute concern, and the EU is working to curb further energy supply shocks and consumer price increases. Consequently, the euro moved closer to parity with the USD over the second quarter, a downtrend that has persisted since mid-2021. In Japan, the yen fell to levels not seen since the late 1990s as the BoJ is amongst the last developed world central bank holdouts to pursue monetary tightening. Overall, the US Dollar Index (DXY) finished the period near highs not seen in two decades.

Despite the moves from policymakers, inflation remains elevated despite some risk-off price movements in commodities, bonds, and FX during Q2 2022. More recent market action has increasingly played out like a battle between inflation versus recession pricing in various asset classes. Regardless of the outcome, we believe the current tension will break soon. We believe there is a real possibility of continued inflation driven by food and energy supply shocks and a recession created by the Fed and other central banks. While many predict that the U.S. will avoid a recession, history suggests some skepticism of the Fed’s ability to engineer a soft landing is prudent.

Whatever the outcome, we believe that the environment remains conducive to sustaining tradeable trends across all global asset classes.

Altegris Futures Evolution Strategy Fund

12-Month Period Ending June 30, 2022

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Macro Strategy and the Winton Trend Fund managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under advisement of $9.2B as of June 30, 2022, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $7.2B in assets as of June 30, 2022. All three programs are trend-following managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 30, 2022 (unaudited)

CTA Allocation* | As of 6/30/22

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected to provide aggregate exposure to the managed futures managers listed above as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio may allocate to fixed income strategies – Core Fixed Income, Low Duration, and Flexible Income – that are accessed via mutual funds actively managed by DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of over $107B as of June 30, 2022. Investments in fixed income securities actively managed by DoubleLine represented approximately 75% of Fund assets. As of June 30, 2022, the Fund allocated 100% to the DoubleLine Low Duration mutual fund. We continue to evaluate the current sub-strategy allocations to seek the best possible combination of underlying exposures. (Figure 2)

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2022 (unaudited)

Sub-Strategy Allocation* | As of 6/30/22

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by DoubleLine.

Fund Performance Summary

As seen in Figure 3 (below), for the twelve months ended June 30, 2022, the Fund’s Class A (at NAV), Class C, Class I, and Class N shares returned 22.48%, 22.83%, 21.62%, and 22.49% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, the SG Trend Index, and the S&P 500 TR Index returned 0.17%, 31.00%, and -10.62% respectively. The Fund’s net assets under management were approximately $155 million as of June 30, 2022.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review July 1, 2021 – June 30, 2022

			Quarterly Returns
	1-Year	Since Inception*	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Class I (NAV)	22.83%	4.32%	3.76%	15.24%	-2.27%	5.11%
Class A (NAV)	22.48%	4.06%	3.63%	15.25%	-2.28%	4.95%
Class C (NAV)	21.62%	3.25%	3.51%	14.93%	-2.45%	4.79%
Class N (NAV)	22.49%	4.06%	3.73%	15.09%	-2.24%	4.95%
BofA ML 3-Month T-Bill Index	0.17%	0.60%	0.11%	0.04%	0.01%	0.02%
Class A (max load)**	15.41%	3.48%	-2.31%	8.57%	-7.89%	-1.12%

*	Inception date for Class A, Class I, and Class N was October 31, 2011. The inception date for Class C was February 16, 2012.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

Performance for periods of less than one year is not annualized.

Per the prospectus dated October 28, 2021, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.15% for Class A, 2.90% for Class C, 1.90% for Class I, and 2.15% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2022, to ensure that total annual Fund operating expenses will not exceed 1.59%, 2.34%, 1.34%, and 1.59% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441. The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

The Fund was up +22.48% for the twelve months ended June 30, 2022. Commodities and fixed income made the largest gains, while FX made smaller gains, and stock indices were slightly down.

Commodities were the best performing asset class; the Fund captured profits from upward trends in energy, grains, and base metals prices. Within energies, natural gas and crude oil made the largest contributions in the subsector. Livestock and precious metals were the only detractors in the commodity space as longs in lean hogs, gold, and silver detracted.

Fixed income was also profitable as shorts in shorter-dated contracts made the largest contribution. Most fixed income profits were generated after March of 2022 as the Fund’s short exposure benefitted from the sell-off in rates and bonds as interest rates rose along the curve. The largest contributors were 3M Euribor and Eurodollar contract shorts, while smaller longs in rate swaps and the 10Y JGB slightly detracted.

FX was slightly up for the period after being led higher by short positions in the Euro and Yen in 2022. However, longs in the British pound, Canadian dollar, and Australian dollar offset some of these profits.

Stock indices made losses for the period as trend-following strategies were generally whipsawed over the period. Aggregate stock index trading was profitable for The Fund until December 2021, when equity market volatility notably increased but could not maintain them as equity markets declined in 2022. From a position standpoint, shorts in the China H-Shares Index, Nasdaq Index, and Russell 2000 Index made the largest gains. However, they were insufficient to offset broader losses led by long positions in the Nikkei, TOPIX, and S&P/ASX 200 Indices.

Figure 4: Futures Performance Attribution by Sector | July 1, 2021 – June 30, 2022 (unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

All futures programs were positive for the period, with ISAM generating the largest % gains, followed by Winton DMS and Winton Trend

ISAM generated its largest profits in commodities and fixed income and made losses in FX and stock index trading. From a sector standpoint, long energy positions and short rates contracts were the largest contributors, while longs in livestock and precious metals detracted.

Winton DMS profits were primarily driven by commodity trading with smaller but meaningful contributions from fixed income and FX. Stock indices were slightly down for the period. From a sector standpoint, energy and rates again led the way while longs in precious metals and livestock detracted.

Winton Trend generated its largest profits in fixed income and commodities while FX trading was roughly flat and stock indices were slightly down. Energy was also the largest contributor from a sector standpoint, followed by short positions in rates contracts. Longs in precious metals and stock indices generated the largest losses.

The active cash management strategy of the Fund detracted for the period as bonds were subject to increased duration risk as interest rates rose.

Figure 5: Performance Attribution by Manager | July 1, 2021 – June 30, 2022 (unaudited)

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

Our near-term base case view is continued hawkishness from the Fed to combat inflation, likely meaning a stronger US dollar for longer and a gloomy environment for risk assets. The Fed, in fact, rarely ends a rate hiking cycle with short-end rates below YoY CPI changes. While the possibility of the current cycle stopping short of CPI is real, we believe it would only result from an even more adverse environment for risk assets. In our opinion, the data would have to indicate a substantial economic slowdown to put the Fed on pause, perhaps even a credit-driven recession. Further, a YoY CPI print of 9.1% for June 2022, the exact opposite of “transitory,” effectively put the Fed between a rock and a hard place. Finally, the economic slowdown and banking problems in China are further amplifying concerns of a global economic slowdown, making it, in our opinion, the toughest environment for risk assets since the GFC. With that said, trend-following strategies have been a port in the storm through the recent turmoil for investors as long-only approaches in most asset classes have been challenged. As a result, we have higher conviction than ever in the Fund’s ability to generate absolute returns regardless of global macro outcomes.

Sincerely,

Matt Osborne

Chief Investment Officer

Portfolio Manager

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the period ended June 30, 2022, compared to its benchmark:

				Since Inception	Since Inception
	One Year	Five Years	Ten Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	22.48%	4.27%	4.60%	N/A	4.06%
Altegris Futures Evolution Strategy Fund - Class A with load **	15.41%	3.05%	3.98%	N/A	3.48%
Altegris Futures Evolution Strategy Fund - Class C	21.62%	3.47%	3.83%	3.25%	N/A
Altegris Futures Evolution Strategy Fund - Class I	22.83%	4.52%	4.87%	N/A	4.32%
Altegris Futures Evolution Strategy Fund - Class N	22.49%	4.27%	4.61%	N/A	4.06%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.17%	1.11%	0.64%	0.62%	0.60%
S&P 500 Total Return Index ^	(10.62)%	11.31%	12.96%	12.59%	13.14%
SG Trend Index +	31.00%	10.24%	5.59%	5.14%	5.29%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.15%, 2.90%, 1.90%, and 2.15% for Class A, Class C, Class I, and Class N shares, respectively, per the Fund’s prospectus dated October 28, 2021. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills. Investors cannot directly invest in an index.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets. Investors cannot directly invest in an index.

+	SG Trend Index calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $1,000,000 Investment | June 30, 2012– June 30, 2022
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2022	% of Net Assets
Open Ended Fund	70.3%
Purchased Options	22.7%
Other, Cash & Cash Equivalents	7.0%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS FUTURES EVOLUTION STRATEGY
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares				Fair Value
	OPEN END FUNDS — 70.3%
	FIXED INCOME - 70.3%
11,470,464	DoubleLine Low Duration Bond Fund, Cl I (Cost $113,000,619)			$108,854,705

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 0.0%
	MACHINERY — 0.0%
52,619	INVEPAR A-1(a)(b)(c)(d)(e) (Cost $3,430)	0.000	12/30/28	0

Shares
	WARRANT — 0.0%
	ENGINEERING & CONSTRUCTION - 0.0%
43,904	OAS S.A. (Brazil)(b)(c)(e) (Cost $8,837)	0.000	01/21/39	0

Contracts(f)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 22.7% (g)
	CALL OPTIONS PURCHASED - 22.7%
95,054	NOMURA CALL OPTION ISAM	Nomura	08/16/2023	$0.001	$14,684,289	$14,346,139
101,780	NOMURA CALL OPTION WNTN	Nomura	08/16/2023	0.001	14,309,068	13,739,079
15,801	NOMURA CALL OPTION WNTN TRND	Nomura	08/16/2023	0.001	7,771,206	7,188,912
	TOTAL CALL OPTIONS PURCHASED (Cost - $36,764,563)					35,274,130

	TOTAL INVESTMENTS - 93.0% (Cost $149,777,449)					$144,128,835
	OTHER ASSETS IN EXCESS OF LIABILITIES- 7.0%					10,807,254
	NET ASSETS - 100.0%					$154,936,089

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $0 or 0.0% of net assets.

(b)	Illiquid holdings.

(c)	Non-income producing.

(d)	Default bond.

(e)	The value of these securities has been determined in good faith under the policies of the Board of Trustee as of June 30, 2022

(f)	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

(g)	These securities provide exposure to daily returns of the reference asset that are not publicly available, the Top 50 holdings for each option is shown on the subsequent pages.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

ISAM Top 50 Holdings ^
FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Value at June 30, 2022	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
Long Contracts
13	Carbon Emission Futures	Dec-22	1,228,809	$37,585	0.02%
10	LME Zinc Future	Sep-22	790,188	(169,193)	(0.11)%
			Subtotal	$(131,608)

Short Contracts
(11)	2 Yr Treasury Note Futures	Sep-22	2,310,172	$6,094	0.00%
(52)	Australian 3 Yr Bond Futures	Sep-22	3,857,327	(8,128)	(0.01)%
(16)	AS BK Bill	Jun-23	781,228	31,722	0.02%
(31)	AS BK Bill	Sep-23	1,513,815	12,824	0.01%
(825)	BMF 1D Interbank Future	Jan-25	830,569	(39,694)	(0.03)%
(90)	Cocoa Future	Sep-22	2,106,000	87,670	0.06%
(31)	ERX 2 Bund Future	Sep-22	3,547,256	2,731	0.00%
(7)	Euro BTP Future	Sep-22	903,553	10,044	0.01%
(43)	Euro BTS Future	Sep-22	4,908,892	(3,533)	(0.00)%
(3)	Ice 3 Month Saron Futures	Sep-23	777,350	340	0.00%
(4)	Ice 3 Month Sonia Futures	Jun-23	1,181,631	4,780	0.00%
(12)	Ice 3 Month Sonia Futures	Mar-23	3,542,337	26,320	0.02%
(1)	Japan Bond	Sep-22	1,094,810	(13,261)	(0.01)%
(26)	Korea 10 Year Treasury Bond	Sep-22	2,236,451	(21,064)	(0.01)%
(94)	Korean Bond	Sep-22	7,551,406	(23,478)	(0.02)%
(28)	L Cattle Future	Aug-22	1,484,840	6,730	0.00%
(17)	L Cattle Future	Oct-22	943,670	1,240	0.00%
(9)	LME Zinc Future	Sep-22	711,169	65,288	0.04%
(20)	Silver Future	Sep-22	2,035,200	82,125	0.05%
(58)	Sugar Future	Oct-22	1,201,760	(2,598)	(0.00)%
			Subtotal	226,152

CREDIT DEFAULT SWAPS
Number of Contracts	Description	Maturity Date	Notional Value at June 30, 2022	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets

1,250,000	Markit CDX North America Investment Grade Index	6/20/2027	$1,250,000	$563	0.00%
1,900,000	MARKIT ITRX EUROPE	6/20/2027	1,991,960	16,728	0.01%
1,600,000	MARKIT ITRX EUROPE	6/20/2027	1,677,440	21,360	0.01%
			Subtotal	$38,651

EQUITY SWAP
Number of Contracts	Description		Notional Value at June 30, 2022	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
23,200	J.P. Morgan iDex U.S. Custom Market Cap Healthcare USD Index		821,512	(67)	(0.00)%

INTEREST RATE SWAPS
Number of Contracts	Description	Maturity Date	Notional Value at June 30, 2022	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
40,000,000	CZK Rate Swap	9/15/2027	882,771	2,896,532	1.87%
2,000,000	AUD Rate Swap	12/15/2027	754,426	8,859	0.01%
200,000,000	JPY Rate Swap	12/15/2027	805,137	(268,996)	(0.17)%
2,000,000,000	KRW Rate Swap	12/15/2027	848,525	18,905	0.01%
2,000,000	SGD Rate Swap	12/15/2027	786,667	34,503	0.02%
25,000,000	ZAR Rate Swap	12/15/2027	839,030	599,263	0.39%
700,000	EUR Rate Swap	6/15/2032	733,880	(11,080)	(0.01)%
800,000	US INFL Rate Swap	6/15/2032	800,000	(26,076)	(0.02)%
2,000,000	NZD Rate Swap	9/15/2032	1,274,286	170,628	0.11%
20,000,000	MXN Rate Swap	12/8/2032	1,036,250	195,588	0.13%
			Subtotal	$3,618,126

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Currency to Deliver/ Receive	Value	In Exchange For	Value	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
To Buy:
09/21/22	USD	1,000,000	COP	4,091,715,100	$1,011,305	$28,107	0.02%
09/21/22	USD	700,000	CZK	16,642,749	707,244	2,041	0.00%
09/21/22	USD	2,200,000	IDR	32,579,594,000	2,215,042	28,136	0.02%
09/21/22	USD	1,000,000	ILS	3,365,417	995,002	31,234	0.02%
09/21/22	USD	1,200,000	INR	94,678,990	1,208,065	9,051	0.01%
09/21/22	USD	700,000	PHP	2,676,560	705,508	5,936	0.00%
09/21/22	USD	1,400,000	THB	75,466,820	1,408,505	36,593	0.02%
09/21/22	USD	2,600,000	TRY	89,348,884	2,592,675	61,600	0.04%
09/21/22	USD	1,200,000	TWD	23,022,094	1,285,245	(93,779)	(0.06)%
		1,200,000		35,186,740	1,192,795	9,676
To Sell:
7/30/2022	INR	31	USD	788,686	$785,168	5,688	0.00%
09/21/22	USD	1,100,000	PEN	22,177,110	1,116,733	(40,225)	(0.03)%
09/21/22	USD	1,500,000	MXN	5,630,251	1,511,803	(13,644)	(0.01)%
09/21/22	USD	900,000	TRY	16,916,917	963,934	49,390	0.03%
					Subtotal	$119,804

			All Other Investments			10,475,081
			Total Value of Purchased Option			14,346,139

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

WNTN Top 50 Holdings ^
FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Value at June 30, 2022	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
Long Contracts
13	Soybean Future	Aug-22	1,014,325	$1,850	0.00%
15	Soybean Future	Nov-22	1,093,500	(23,150)	(0.01)%
			Subtotal	$(21,300)

Short Contracts
(63)	2 Year T Note Futures	Sep-22	13,230,984	$14,625	0.01%
(28)	5 Year T Note Futures	Sep-22	3,143,000	344	0.00%
(22)	Australian 10 Yr Bond Futures	Sep-22	1,805,610	(15,803)	(0.01)%
(14)	Australian 3 Yr Bond Futures	Sep-22	1,038,511	(8,676)	(0.01)%
(18)	Canadian Bond Future	Sep-22	1,733,678	33,332	0.02%
(4)	Dax Index Future	Sep-22	1,338,912	30,980	0.02%
(19)	Emini MSCI EM Future	Sep-22	952,565	2,840	0.00%
(4)	Emini Nasdaq Future	Sep-22	922,360	(7,410)	(0.00)%
(7)	Emini S&P 500 Future	Sep-22	1,326,325	(11,858)
(40)	ERX 2 Bund Future	Sep-22	4,577,105	(8,482)	(0.01)%
(13)	ERX Bobl Future	Sep-22	1,692,610	(2,097)	(0.00)%
(7)	Euro Bund Future	Sep-22	1,091,867	(765)	(0.00)%
(42)	Eurostoxx 50 Future	Sep-22	1,515,169	10,683	0.01%
(20)	Gold Future	Aug-22	3,614,600	72,330	0.05%
(26)	Hogs Future	Aug-22	1,061,840	36,760	0.02%
(3)	Ice 3 Month Sonia Futures	Mar-23	885,584	1,614	0.00%
(9)	Ice 3 Month Sonia Futures	Jun-23	2,658,671	23,397	0.02%
(11)	Ice 3 Month Sonia Futures	Sep-23	3,252,500	18,023	0.01%
(12)	Ice 3 Month Sonia Futures	Dec-23	3,550,922	2,025	0.00%
(13)	Ice 3 Month Sonia Futures	Mar-24	3,849,405	8,890	0.01%
(12)	Ice 3 Month Sonia Futures	Jun-24	3,556,220	5,267	0.00%
(11)	Ice 3 Month Sonia Futures	Sep-24	3,262,212	4,171	0.00%
(9)	Ice 3 Month Sonia Futures	Dec-24	2,670,179	11,767	0.01%
(5)	Ice 3 Month Sonia Futures	Jun-25	1,483,889	6,409	0.00%
(8)	Ice 3 Month Sonia Futures	Mar-25	2,373,979	7,596	0.00%
(5)	Japan Bond Future	Sep-22	5,474,049	(8,546)	(0.01)%
(19)	Lcattle Future	Oct-22	1,054,690	8,840	0.01%
(6)	LME Copper Future	Aug-22	1,239,375	96,921	0.06%
(20)	Long Guilt Future	Sep-22	2,776,097	65,822	0.04%
(5)	OSK Nikkei Future	Sep-22	971,707	4,809	0.00%
(23)	Silver Future	Sep-22	2,340,480	102,915	0.07%
(10)	Treasury Note Future	Sep-22	1,185,313	2,953	0.00%
			Subtotal	$509,676

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Currency to Deliver/ Receive	Value	In Exchange For	Value	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
To Buy:
07/05/22	BRL	15,503,170	USD	2,959,750	$2,948,703	$6,229	0.00%
07/05/22	USD	3,000,000	BRL	15,503,170	2,998,988	50,285	0.03%
07/29/22	USD	1,600,000	INR	125,662,900	1,603,143	11,748	0.01%
9/30/2022	AUD	43	USD	3,052,215	2,968,290	(80,485)	(0.05)%
9/30/2022	CAD	78	USD	6,152,215	6,059,040	(91,615)	(0.06)%

To Sell:
07/05/22	BRL	15,033,658	USD	2,870,114	$2,859,402	$(6,040)	(0.00)%
07/05/22	USD	3,000,000	BRL	15,033,658	2,998,988	(139,586)	(0.09)%
07/29/22	USD	900,000	IDR	13,322,869,000	903,582	(9,284)	(0.01)%
07/29/22	USD	4,600,000	INR	360,422,840	4,609,037	(44,643)	(0.03)%
08/02/22	USD	2,200,000	BRL	11,477,185	2,218,273	(35,312)	(0.02)%
9/21/2022	CNH	8,500,000	USD	1,268,844	1,269,900	(156)	(0.00)%
9/30/2022	CHF	12	USD	1,520,431	1,570,800	(61,094)	(0.04)%
9/30/2022	EUR	120	USD	16,016,704	15,726,000	209,704	0.14%
9/30/2022	GBP	28	USD	2,134,578	2,131,150	(247)	(0.00)%
9/30/2022	JPY	259	USD	24,326,179	23,850,663	318,498	0.21%
9/30/2022	NZD	25	USD	1,588,795	1,561,000	28,295	0.02%
					Subtotal	$156,297

			All Other Investments			13,594,900
			Total Value of Purchased Option			13,739,079

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

WNTN TRND Top 50 Holdings ^
FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Value at June 30, 2022	Value and Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
Long Contracts
7	LME Lead Future	Jul-22	334,863	(61,989)	(0.04)%
4	LME Zinc Future	Jul-22	318,175	(102,492)	(0.07)%
4	Soybean Future	Aug-22	312,100	125	0.00%
			Subtotal	$(164,356)

Short Contracts
(34)	2 Year Treasury Note Futures	Sep-22	$7,140,531	$10,313	0.01%
(25)	5 Year Treasury Note Futures	Sep-22	2,806,250	4,586	0.00%
(22)	Aussie 10 Year Bond Futures	Sep-22	1,805,610	(14,600)	(0.01)%
(48)	Aussie 3 Year Bond Futures	Sep-22	3,560,610	(16,554)	(0.01)%
(7)	AS BK Bill Future	Sep-22	342,825	5,945	0.00%
(6)	As index future	Sep-22	669,004	6,109	0.00%
(2)	Dax Index Future	Sep-22	669,456	30,220	0.02%
(13)	Emini MSCi Futures	Sep-22	651,755	2,880	0.00%
(4)	Emini Nasdaq Future	Sep-22	922,360	4,904	0.00%
(9)	Emin S&P500 Future	Sep-22	1,705,275	(16,463)	(0.01)%
(14)	ERX 2 Bund Future	Sep-22	1,601,987	(5,001)	(0.00)%
(18)	Erx Bobl Futures	Sep-22	2,343,614	(14,028)	(0.01)%
(18)	Euro Dollar Future	Jun-23	310,388	17,163	0.01%
(19)	Euro Dollar Future	Sep-23	328,276	24,588	0.02%
(19)	Euro Dollar Future	Dec-23	328,785	18,375	0.01%
(19)	Euro Dollar Future	Mar-24	329,175	8,238	0.01%
(18)	Euro Dollar Future	Jun-24	312,139	(1,488)	(0.00)%
(3)	Euro Bts Future	Sep-22	342,481	(4,099)	(0.00)%
(23)	Euro Bund Future	Sep-22	3,587,562	409	0.00%
(3)	Euro oat future	Sep-22	435,705	5,976	0.00%
(28)	Euro Stoxx Future	Sep-22	1,010,112	5,719	0.00%
(4)	Eurx Bobl-Buxl Future	Sep-22	685,905	13,420	0.01%
(3)	Gold Future	Aug-22	542,190	8,240	0.01%
(5)	ICE 3 month Sonia Futures	331/23	1,475,974	9,316	0.01%
(6)	ICE 3 month Sonia Futures	Jun-23	1,772,447	10,275	0.01%
(6)	ICE 3 month Sonia Futures	Sep-23	1,774,091	12,665	0.01%
(6)	ICE 3 month Sonia Futures	Dec-23	1,775,461	12,011	0.01%
(6)	ICE 3 month Sonia Futures	Mar-24	1,776,648	3,593	0.00%
(6)	ICE 3 month Sonia Futures	Jun-24	1,778,110	11,052	0.01%
(5)	ICE 3 month Sonia Futures	Sep-24	1,482,824	7,276	0.00%
(4)	ICE 3 month Sonia Futures	Dec-24	1,186,746	7,794	0.01%
(4)	ICE 3 month Sonia Futures	Mar-25	1,186,990	2,253	0.00%
(2)	ICE 3 month Sonia Futures	Jun-25	593,556	320	0.00%
(6)	Japanese Bond Future	Sep-22	6,568,859	(13,703)	(0.01)%
(6)	Lcattle Future	Aug-22	318,180	860	0.00%
(5)	LME Aluminum Future	Jul-22	304,813	12,713	0.01%
(2)	LME Copper Future	Aug-22	413,125	21,462	0.01%
(7)	LME Lead Futures	Jul-22	334,863	37,793	0.02%
(8)	LME Lead Futures	Aug-22	382,700	29,220	0.02%
(4)	Lme Zinc Future	Jul-22	318,175	44,243	0.03%
(7)	Long Guilt Future	Sep-22	971,634	9,937	0.01%
(2)	Mini Dow Future	Sep-22	307,810	(3,370)	(0.00)%
(2)	Osk Nikkei Future	Sep-22	388,683	(7,809)	(0.01)%
(6)	Silver Futures	Sep-22	610,560	26,215	0.02%
(6)	T Bond Future	Sep-22	831,750	(4,203)	(0.00)%
(15)	T Note Future	Sep-22	1,777,969	6,656	0.00%
(3)	Ultra T Bond Future	Sep-22	463,031	(1,523)	(0.00)%
			Subtotal	$329,898
		All Other Investments		7,023,370
		Total Value of Purchased Option		7,188,912

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022

ASSETS
Investment securities:
At cost	$149,777,449
At value	$144,128,835
Cash	10,375,426
Receivable for Fund shares sold	523,219
Interest receivable	196,443
Prepaid expenses and other assets	46,087
TOTAL ASSETS	155,270,010

LIABILITIES
Payable for Fund shares repurchased	69,755
Investment advisory fees payable	147,341
Payable to related parties	14,127
Distribution (12b-1) fees payable	17,285
Foreign cash due to custodian (Cost: $8,474)	8,474
Accrued expenses and other liabilities	76,939
TOTAL LIABILITIES	333,921
NET ASSETS	$154,936,089

Composition of Net Assets:
Paid in capital	$160,388,444
Accumulated loss	(5,452,355)
NET ASSETS	$154,936,089

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2022

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,752,082
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	695,407
Net asset value (Net Assets ÷ Shares Outstanding)and redemption price per share (a)(b)	$9.71
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$10.30

Class C Shares:
Net Assets	$5,501,912
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	566,155
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$9.72

Class I Shares:
Net Assets	$131,216,790
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,599,702
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.65

Class N Shares:
Net Assets	$11,465,305
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,178,648
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.73

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF OPERATIONS
Year ended June 30, 2022

INVESTMENT INCOME
Dividends	$1,634,483
Interest	4,497
TOTAL INVESTMENT INCOME	1,638,980

EXPENSES
Advisory fees	1,628,018
Distribution (12b-1) fees:
Class A	16,479
Class C	41,974
Class N	32,686
Administrative services fees	94,916
Third party administrative services fees	87,780
Registration fees	80,573
Transfer agent fees	56,257
Audit fees	44,161
Custodian fees	41,948
Accounting services fees	28,632
Printing and postage expenses	27,237
Compliance officer fees	20,000
Trustees fees and expenses	16,994
Legal fees	16,314
Interest expenses	5,910
Insurance expense	5,615
Other expenses	3,448
TOTAL EXPENSES	2,248,942
Less: Fees waived by the Advisor	(255,113)
NET EXPENSES	1,993,829

NET INVESTMENT LOSS	(354,849)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	(401,376)
Purchased Options	34,003,455
Net Realized Gain	33,602,079

Net change in unrealized appreciation/(depreciation) on:
Investments	(4,147,091)
Purchased Options	(2,306,464)
Foreign Currency Translations	363
Net change in unrealized depreciation	(6,453,192)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	27,148,887

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,794,038

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2022	2021

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(354,849)	$1,592,898
Net realized gain on investments, purchased options, foreign currency contracts and translations	33,602,079	8,210,786
Net change in unrealized appreciation/(depreciation) on investments, purchased options and foreign currency translations	(6,453,192)	9,429,420
Net increase in net assets resulting from operations	26,794,038	19,233,104

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(480,064)	(118,757)
Class C	(290,386)	(64,765)
Class I	(9,349,743)	(3,363,103)
Class N	(1,076,158)	(469,349)
Total distributions to shareholders	(11,196,351)	(4,015,974)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,446,813	888,380
Class C	1,352,350	32,580
Class I	80,293,721	30,512,730
Class N	3,218,434	10,769,195
Net asset value of shares issued in reinvestment of distributions:
Class A	422,582	109,203
Class C	277,910	60,501
Class I	5,130,294	2,264,215
Class N	1,040,302	460,985
Redemption fee proceeds:
Class A	294	612
Class C	—	5
Class I	771	4,621
Class N	103	401
Payments for shares redeemed:
Class A	(5,862,708)	(5,588,227)
Class C	(934,910)	(4,955,070)
Class I	(100,834,081)	(145,646,611)
Class N	(11,030,898)	(36,370,890)
Net decrease from shares of beneficial interest transactions	(21,479,023)	(147,457,370)

NET DECREASE IN NET ASSETS	(5,881,336)	(132,240,240)

NET ASSETS
Beginning of Year	160,817,425	293,057,665
End of Year	$154,936,089	$160,817,425

(a)	As corrected from $33,266,798 and ($6,117,911), as previously reported.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	597,133	112,685
Shares Reinvested	51,038	14,345
Shares Redeemed	(620,829)	(713,697)
Net increase/(decrease) in shares of beneficial interest outstanding	27,342	(586,667)

Class C:
Shares Sold	137,515	4,173
Shares Reinvested	33,466	7,983
Shares Redeemed	(106,548)	(644,996)
Net increase/(decrease) in shares of beneficial interest outstanding	64,433	(632,840)

Class I:
Shares Sold	8,431,657	3,896,862
Shares Reinvested	624,179	298,155
Shares Redeemed	(10,999,945)	(19,000,514)
Net decrease in shares of beneficial interest outstanding	(1,944,109)	(14,805,497)

Class N:
Shares Sold	339,265	1,387,936
Shares Reinvested	125,312	61,011
Shares Redeemed	(1,259,739)	(4,740,396)
Net decrease in shares of beneficial interest outstanding	(795,162)	(3,291,449)

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2022	2021	2020		2019		2018^
Net asset value, beginning of year	$8.64	$7.74	$9.31		$9.82		$9.37
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.04)	0.04	0.12		0.11		0.09
Net realized and unrealized gain/(loss) on investments	1.85	0.98	(1.59)		(0.17)		0.48
Total from investment operations	1.81	1.02	(1.47)		(0.06)		0.57
Less distributions from:
Net investment income	(0.74)	(0.12)	(0.10)		(0.45)		(0.12)
Total distributions	(0.74)	(0.12)	(0.10)		(0.45)		(0.12)
Redemption fees collected (2)	0.00	0.00	0.00		0.00		0.00
Net assets, at end of year	$9.71	$8.64	$7.74		$9.31		$9.82
Total return (3)	22.48%	13.46%	(15.94	)% (4)	(0.52	)% (4)	6.06	% (4)
Net assets, at end of year(000s)	$6,752	$5,771	$9,711		$21,669		$40,624
Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.77%	2.20%	2.18%		2.08%		2.00%
Ratio of net expenses to average net assets	1.59%	1.94%	1.94%		1.94%		1.94%
Ratio of net investment income to average net assets	(0.42)%	0.55%	1.30%		1.17%		0.94%
Portfolio Turnover Rate	70%	146%	68%		64%		53%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2022	2021	2020	2019		2018^
Net asset value, beginning of year	$8.60	$7.72	$9.30	$9.75		$9.31
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.10)	(0.01)	0.05	0.04		0.02
Net realized and unrealized gain/(loss) on investments	1.85	0.97	(1.58)	(0.18)		0.47
Total from investment operations	1.75	0.96	(1.53)	(0.14)		0.49
Less distributions from:
Net investment income	(0.63)	(0.08)	(0.05)	(0.31)		(0.05)
Total distributions	(0.63)	(0.08)	(0.05)	(0.31)		(0.05)
Redemption fees collected (2)	0.00	0.00	0.00	0.00		0.00
Net assets, at end of year	$9.72	$8.60	$7.72	$9.30		$9.75
Total return (3)	21.62%	12.62%	(16.54)%	(1.42	)% (4)	5.26	% (4)
Net assets, at end of year(000s)	$5,502	$4,315	$8,763	$15,878		$22,237
Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	2.52%	2.95%	2.93%	2.83%		2.75%
Ratio of net expenses to average net assets	2.34%	2.69%	2.69%	2.69%		2.69%
Ratio of net investment income to average net assets	(1.16)%	(0.16)%	0.55%	0.45%		0.18%
Portfolio Turnover Rate	70%	146%	68%	64%		53%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2022	2021	2020	2019		2018^
Net asset value, beginning of year	$8.60	$7.71	$9.27	$9.80		$9.36
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.02)	0.07	0.14	0.14		0.12
Net realized and unrealized gain/(loss) on investments	1.84	0.96	(1.57)	(0.17)		0.46
Total from investment operations	1.82	1.03	(1.43)	(0.03)		0.58
Less distributions from:
Net investment income	(0.77)	(0.14)	(0.13)	(0.50)		(0.14)
Total distributions	(0.77)	(0.14)	(0.13)	(0.50)		(0.14)
Redemption fees collected (2)	0.00	0.00	0.00	0.00		0.00
Net assets, at end of year	$9.65	$8.60	$7.71	$9.27		$9.80
Total return (3)	22.83%	13.66%	(15.67)%	(0.24	)% (4)	6.22	% (4)
Net assets, at end of year(000s)	$131,217	$133,684	$233,878	$424,680		$515,569
Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.52%	1.95%	1.93%	1.83%		1.75%
Ratio of net expenses to average net assets	1.34%	1.69%	1.69%	1.69%		1.69%
Ratio of net investment income to average net assets	(0.19)%	0.86%	1.55%	1.45%		1.20%
Portfolio Turnover Rate	70%	146%	68%	64%		53%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2022	2021	2020	2019		2018^
Net asset value, beginning of year	$8.64	$7.73	$9.30	$9.82		$9.37
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.04)	0.05	0.12	0.11		0.09
Net realized and unrealized gain/(loss) on investments	1.85	0.98	(1.59)	(0.19)		0.48
Total from investment operations	1.81	1.03	(1.47)	(0.07)		0.57
Less distributions from:
Net investment income	(0.72)	(0.12)	(0.10)	(0.45)		(0.12)
Total distributions	(0.72)	(0.12)	(0.10)	(0.45)		(0.12)
Redemption fees collected (2)	0.00	0.00	0.00	0.00		0.00
Net assets, at end of year	$9.73	$8.64	$7.73	$9.30		$9.82
Total return (3)	22.49%	13.57%	(15.95)%	(0.62	)% (4)	6.07	% (4)
Net assets, at end of year(000s)	$11,465	$17,047	$40,706	$80,032		$90,121
Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.77%	2.20%	2.19%	2.08%		2.00%
Ratio of net expenses to average net assets	1.59%	1.94%	1.94%	1.94%		1.94%
Ratio of net investment income to average net assets	(0.46)%	0.66%	1.29%	1.21%		0.95%
Portfolio Turnover Rate	70%	146%	68%	64%		53%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1.	ORGANIZATION

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s commencement date, diversification status and investment objective is as follows:

	Commencement	Diversification
	Date	Status	Investment Objective
Altegris Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C and Class N shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”) . In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options are valued based on the daily price reported from the counterparty or pricing agent. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars- using exchange rates obtained from pricing services. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open- end or closed-end investment companies (the “underlying funds”) .. Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Fund	$108,854,705	$—	$—	$108,854,705
Corporate Bonds	—	—	—	—
Warrant	—	—	—	—
Purchased Options	—	35,274,130	—	35,274,130
Total	$108,854,705	$35,274,130	$—	$144,128,835

*	Refer to the Schedule of Investments for security classification. The Fund did not hold any Level 3 securities as of June 30, 2022.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax return. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Option Transactions – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non -income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund holds fully funded options with Nomura Securities (Bermuda), Ltd. The options provide exposure to the daily returns of a reference asset on a 1 to 1 basis. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.10% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The option contracts were initially entered into as of August 16, 2017, and have a two year valuation period, which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Fund amortizes the option premiums on a straight-line basis on a quarterly period with the unamortized balance due from the counterparty (paid back to the Fund) in the case of an decreasing exposure or full exercise subject to an early exercise fee. For the year ended June 30, 2022, $481,193 of option premiums was amortized.

Other Investment Companies or Exchange Traded Funds – The Fund may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution Strategy Fund	$68,997,176	$69,151,186

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Counterparty Risk: The Fund invests in derivative instruments issued for the Funds by Nomura Securities (“Nomura”), a Nomura product or other counterparty’s products, as applicable (the “Product”). If Nomura or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Nomura’s or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of December 31, 2021:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Purchased Options	Investment Securities at value

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2022:

Futures Evolution Strategy Fund

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Purchased Options	$35,274,130	$—	$—	$—	$35,274,130
	$35,274,130	$—	$—	$—	$35,274,130

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended June 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) from purchased options
Net change unrealized appreciation/(depreciation) on purchased options

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2022:

			Realized Gain	Change in Unrealized
Risk Type	Derivative	Location of Gain/Loss Derivatives	Derivatives	Depreciation on Derivatives
Futures Evolution Strategy Fund
Equity Risk	Options purchased	Net realized gain from purchased options	$34,003,455	—
Equity Risk		Net change in unrealized depreciation on purchased options	—	$(2,306,464)
Total			$34,003,455	$(2,306,464)

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

The notional value of the derivative instruments outstanding as of June 30, 2022 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to an advisory agreement with the Trust, on behalf of the Fund the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each respective Fund’s average daily net assets computed at the following annual rates: 1.15% on the first $1 billion, 1.05% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.95% on net assets greater than $ 1.5 billion and less than or equal to $2 billion and 0.90% on net assets greater than $2 billion. During the year ended June 30, 2022, the Advisor earned $1,628,018.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2022, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

Class A	Class C	Class I	Class N
1.59%	2.34%	1.34%	1.59%

During the year ended June 30, 2022, the Advisor waived $255,113 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

Jun-23	1,104,976
Jun-24	531,035
Jun-25	255,113
$1,891,124

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. These fees are paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2022, pursuant to the Plans, the Funds incurred the following:

12b-1 Fees
Class A	$16,479
Class C	41,974
Class N	32,686

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. During the year ended June 30, 2022, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Fund and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution Strategy Fund	$11,695	$13,524	$1,618	$—

The Fund is part of a series of Altegris Mutual Funds (“Family”) comprised of the Fund and Altegris/AACA Real Estate Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”): UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2022, redemption fees for the Fund was as follows:

Class A	$294
Class C	—
Class I	771
Class N	103

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized Appreciation/
Tax Cost	Appreciation	Depreciation	Depreciation
$150,111,600	$—	$(5,982,765)	$(5,982,765)

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Ordinary Income	$11,196,351	$4,015,974
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$11,196,351	$4,015,974

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$32,364,816	$—	$(121,308)	$(31,713,461)	$—	$(5,982,402)	$(5,452,355)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $121,308.

At June 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$10,041,342	$21,672,119	$31,713,461

Permanent book and tax differences, primarily attributable to differences in book and tax treatment of controlled foreign corporations held through the options issued from Nomura resulted in reclassifications for the Fund for the fiscal year ended June 30, 2022 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$1,277,465	$(1,277,465)

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund invests in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. The Fund may invest in investment companies. Such investments would subject the Fund to similar risks.

The performance of the Futures Evolution Strategy Fund will be directly affected by the performance of the DoubleLine Low Duration Bond Fund Class I. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Futures Evolution Strategy Fund’s financial statements. As of June 30, 2022, the percentage of the Futures Evolution Strategy Fund invested in the DoubleLine Low Duration Bond Fund Class I was 70.3%.

Altegris Futures Evolution Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

9.	NEW REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

11.	CORRECTION OF FINANCIAL STATEMENTS

Subsequent to the issuance of the Fund’s financial statements for the year ended June 30, 2022, management identified errors in the recording of purchases and sales of securities transactions that were inadvertently duplicated. Although determined to be immaterial, management has restated the accompanying financial statements as of and for the year ended June 30, 2022 from amounts previously reported to correct these errors. The effect of correcting these errors are summarized in the following tables. There was no effect to net asset value.

	As previously
	Reported	Correction	As corrected

Schedule of Investments
DoubleLine Low Duration Bond Fund, CI I – Cost	$112,665,338	$335,281	$113,000,619
Total Investments – Cost	$149,442,168	$335,281	$149,777,449

Statement of Assets and Liabilities
Investment securities, at cost	$149,442,168	$335,281	$149,777,449

Statement of Operations
Net realized and unrealized gain/Loss on Investments
Net realized gain/(loss) from:
Investments	$(736,657)	$335,281	$(401,376)
Purchased Options	34,003,455	0	34,003,455
Net Realized Gain	33,266,798	335,281	33,602,079

Net change in unrealized appreciation/(depreciation) on:
Investments	$(3,811,810)	$(335,281)	$(4,147,091)
Purchased Options	(2,306,464)	0	(2,306,464)
Foreign Currency Translations	363	0	363
Net change in unrealized depreciation	$(6,117,911)	(335,281)	(6,453,192)

Net realized and unrealized gain/Loss on Investments	27,148,887	0	27,148,887

Net increase in net assets resulting from operations	$26,794,038	0	$26,794,038

	As previously
	Reported	Correction	As corrected
Statement of Changes in Net Assets
Increase in net assets resulting from operations
Net investment income/(loss)	$(354,849)	$0	$(354,849)
Net realized gain on investments, purchased options, foreign currency contracts and translations	33,266,798	335,281	33,602,079
Net change in unrealized appreciation/(depreciation) on investments, purchased options and foreign currency translations	(6,117,911)	(335,281)	(6,453,192)
Net increase in net assets resulting from operations	$26,794,038	0	$26,794,038

Financial Highlights
Portfolio Turnover Rate	172%	(102)%	70%

Purchases and Sales disclosed in Note 3
Investment securities purchases	170,455,688	(101,458,512)	68,997,176
Investment securities sales	170,630,225	(101,479,039)	69,151,186

Aggregate Unrealized Appreciation and Depreciation tax Note 6
Tax Cost	$149,776,319	$335,281	$150,111,600
Gross Unrealized appreciation	0	0	0
Gross Unrealized depreciation	(5,647,484)	(335,281)	(5,982,765)

The components of accumulated earnings/(deficit) on a tax basis Note 7.
Post October loss and Late Year losses	(456,589)	335,281	(121,308)
Unrealized Appreciation/(Depreciation)	(5,647,121)	(335,281)	(5,982,402)

Deloitte & Touche LLP
695 Town Center Drive,
Suite 1000 Costa Mesa, CA 92626 USA

Tel: +1 714 436 7100
Fax: +1 714 436 7200
www.deloitte.com.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris Futures Evolution Strategy Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust"), as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

August 29, 2022 (November 1, 2022 as to Note 11)

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Funds

EXPENSE EXAMPLES (Unaudited)

June 30, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning

January 1, 2022 and ending June 30, 2022.

Actual Expenses

The “Actual Expenses” section of each table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Futures Evolution Strategy Fund
Actual Expenses	Annualized Expense Ratio	Beginning Account Value 12/1/2021	Ending Account Value 6/30/2022	Expenses Paid During Period * 12/1/21-6/30/22
Class A	1.59%	$1,000.00	$1,194.30	$8.65
Class C	2.34%	$1,000.00	$1,189.70	$12.70
Class I	1.34%	$1,000.00	$1,195.80	$7.30
Class N	1.59%	$1,000.00	$1,193.90	$8.65

Hypothetical	Annualized	Beginning Account	Ending Account	Expenses Paid During
(5% return before	Expense	Value	Value	Period *
expenses)	Ratio	12/1/2021	6/30/2022	12/1/21-6/30/22
Class A	1.59%	$1,000.00	$1,016.89	$7.95
Class C	2.34%	$1,000.00	$1,013.17	$11.68
Class I	1.34%	$1,000.00	$1,018.13	$6.71
Class N	1.59%	$1,000.00	$1,016.89	$7.95

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011) .	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/22 – NLFT_v1

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017

Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust
(2006-June 2017).

			N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018

Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).

			N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017

Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).

			N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).

			N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021

Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).

			N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

6/30/22 – NLFT_v1

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov.The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037	ADMINISTRATOR Ultimus Fund Solutions, LLC 225 Pictoria Drive Cincinnati, OH 45246

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ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives,
Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisFE-AR22

877.524.9441 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(c)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $ 38,440

2021 - $ 38,320

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $10,510

2021 - $10,150

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                              2022      2021

Audit-Related Fees:           100%    100%

Tax Fees:                              100%    100%

All Other Fees:                   100%    100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $10,510

2021 - $10,150

(h)        Not Applicable.

(i)        Not Applicable.

(j)        Not Applicable.

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)        The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)        Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. Not Applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures to provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure. In connection with the original filing and within 90 days prior to the filing date on September 7, 2022, management carried out an evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures and concluded they were effective. Subsequent to the original filing, an error was identified in the registrant’s 2022 annual report related to the determination of long-term purchases and long-term sales that also had a resulting impact on realized gains/losses, the change in unrealized appreciation (depreciation) on investments, and portfolio turnover. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were not effective due to a material weakness in the design of procedures supporting the controls for the registrant related to evaluating the accuracy of corrections made to resolve exceptions detected by our reconciliation controls.

The registrant is implementing enhancements to its procedures supporting the control to remediate the material weakness described above.

(b)	Other than the enhancements to controls noted above that were implemented subsequent to the original filing, there have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report and subsequent to the date of their evaluation in connection with the preparation of this Form N-CSR/A that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(c)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 11/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 11/1/2022

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 11/1/2022